UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 26, 2009
United Western Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

See Item 2.03 of this Current Report on Form 8-K, which is incorporated by reference herein.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Effective June 29, 2009, United Western Bancorp, Inc. (the “Company”) entered into an Amendment to Credit Agreement (the “Amendment”) to that certain Credit Agreement dated as of June 29, 2007, as amended by that certain Amendment to Credit Agreement dated June 30, 2008 (the “Credit Agreement”) with JPMorgan Chase Bank, N.A.(“JPMorgan”).

The Amendment provides that JPMorgan shall provide its consent to the Company’s agreement to sell certain assets of Sterling Trust Company, a wholly owned subsidiary of the Company, to Equity Trust Company which sale was announced on April 8, 2009 provided that the Company agrees that on or before September 30, 2009, the Company shall make one or more payments on the $30 million line of credit note dated June 29, 2009 (the “Note”) in amounts sufficient to reduce the outstanding principal balance of the Note to an amount not to exceed $25 million (the “Paydown”); and after the Paydown is made, the Company agrees that the maximum amount available under the Note shall be reduced to $25 million.

The Amendment also provides for a change to the Non-Performing Assets Plus OREO Ratio in Section 4.11 of the Credit Agreement. Pursuant to the Amendment, the Company shall cause United Western Bank, the Company’s wholly owned federal savings bank subsidiary, to maintain a Non-Performing Assets Plus OREO Ratio of not greater than 4.50% commencing March 31, 2009 and continuing thereafter.

The Note is collateralized by the capital stock of United Western Bank.  The Note matures on September 29, 2009.

The foregoing is only a summary of the material terms of the Note and Amendment to Credit Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Note and Amendment to Credit Agreement, a copy of each of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

10.1	Line of Credit Note in the amount of $30,000,000.00 by and between United Western Bancorp, Inc. and JPMorgan Chase Bank, NA dated June 29, 2009.

10.2	Amendment to Credit Agreement by and between United Western Bancorp, Inc. and JPMorgan Chase Bank, NA dated June 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 26, 2009	UNITED WESTERN BANCORP, INC.

By: /s/ Michael J. McCloskey
Name: Michael J. McCloskey
Title: Executive Vice President & General Counsel

EXHIBIT INDEX

10.1	Line of Credit Note in the amount of $30,000,000.00 by and between United Western Bancorp, Inc. and JPMorgan Chase Bank, NA dated June 29, 2009.

10.2	Amendment to Credit Agreement by and between United Western Bancorp, Inc. and JPMorgan Chase Bank, NA dated June 29, 2009.